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                                                                   EXHIBIT 10.63

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                        WORKERS' COMPENSATION QUOTA SHARE
                             LARGE ACCOUNT BUSINESS
                              REINSURANCE CONTRACT
                           EFFECTIVE: FEBRUARY 1, 1998

                                    issued to

                        Superior National Insurance Group
                              Calabasas, California














                                 E.W Blanch Co.

                              Reinsurance Services

                             3500 West 80th Street

                          Minneapolis, Minnesota 55431



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                        WORKERS' COMPENSATION QUOTA SHARE
                             LARGE ACCOUNT BUSINESS
                              REINSURANCE CONTRACT
                           EFFECTIVE: FEBRUARY 1, 1998

                                    issued to

                        Superior National Insurance Group
                              Calabasas, California






              REINSURER                                           PARTICIPATION

WEB Management LLC (for and on behalf of
  All American Life Insurance Company)                                100.0%

TOTAL                                                                 100.0%





                                E. W. Blanch Co.

                              Reinsurance Services

                              3500 West 80th Street

                          Minneapolis, Minnesota 55431



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                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                       All American Life Insurance Company
                                Chicago, Illinois
                                       by
                               WEB Management LLC
                             Bloomfield, Connecticut
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                        WORKERS' COMPENSATION QUOTA SHARE
                             LARGE ACCOUNT BUSINESS
                              REINSURANCE CONTRACT
                           EFFECTIVE: FEBRUARY 1, 1998

                         issued to and duly executed by

                        Superior National Insurance Group
                              Calabasas, California



The Subscribing Reinsurer hereby accepts a 100.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective at 12:01 a.m., Local Standard Time at the location of the risk, February 1, 1998, and shall continue in force until 12:01 a.m., Local Standard Time at the location of the risk, February 1, 1999.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Bloomfield, Connecticut,this _______ day of _____________________________199___.

                             ---------------------------------------------------
                             WEB Management LLC (for and on behalf of All
                             American Life Insurance Company)


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                                TABLE OF CONTENTS


ARTICLE                                                                     PAGE
-------                                                                     ----

            Preamble                                                          1
     I      Classes of Business Reinsured                                     1
    II      Term                                                              2
   III      Territory                                                         2
    IV      Exclusions                                                        2
     V      Retention and Limit                                               5
    VI      Loss in Excess of Policy Limits/ECO                               5
   VII      Definitions                                                       6
  VIII      Losses and Loss Adjustment Expense                                6
    IX      Salvage and Subrogation                                           7
     X      Original Conditions                                               7
    XI      Ceding Commission                                                 7
   XII      Contingent Commission                                             7
  XIII      Reports and Remittances                                           8
   XIV      Loss Reporting (Sunset Clause)                                    9
    XV      Offset (BRMA 36C)                                                 9
   XVI      Access to Records  (BRMA 1C)                                      9
  XVII      Errors and Omissions                                             10
 XVIII      Taxes (BRMA 50B)                                                 10
   XIX      Federal Excise Tax (BRMA 17A)                                    10
    XX      Currency (BRMA 12A)                                              10
   XXI      Unauthorized Reinsurance                                         10
  XXII      Insolvency                                                       12
 XXIII      Arbitration (BRMA 6J)                                            13
  XXIV      Controlling Law                                                  14
   XXV      Service of Suit (BRMA 49C)                                       14
  XXVI      Savings Clause                                                   15
 XXVII      Intermediary (BRMA 23A)                                          15



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                        WORKERS' COMPENSATION QUOTA SHARE
                             LARGE ACCOUNT BUSINESS
                              REINSURANCE CONTRACT
                           EFFECTIVE: FEBRUARY 1, 1998

                                    issued to

                        Superior National Insurance Group
                              Calabasas, California
                   (hereinafter referred to as the "Company")

                                       by

                   The Subscribing Reinsurer(s) Executing the
                     Interests and Liabilities Agreement(s)
                                Attached Hereto
                  (hereinafter referred to as the "Reinsurer")



PREAMBLE

The Superior National Insurance Group shall refer collectively to Superior National Insurance Company and Superior Pacific Casualty Company, both of Calabasas, California (and any member companies of the Superior National Insurance Group which may hereafter be added).


ARTICLE I - CLASSES OF BUSINESS REINSURED

A. By this Contract the Company obligates itself to cede to the Reinsurer and the Reinsurer obligates itself to accept quota share reinsurance of the Company's net liability under policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Large Account Business (as defined in Article VII) covering all business written and classified by the Company as Workers' Compensation Insurance for statutory limits as required by the States of Arizona and California.

B. The liability of the Reinsurer with respect to each cession hereunder shall commence obligatorily and simultaneously with that of the Company, subject to the terms, conditions and limitations hereinafter set forth.



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ARTICLE II - TERM

A. This Contract shall become effective at 12:01 a.m., Local Standard Time at the location of the risk, February 1, 1998, with respect to losses arising out of occurrences commencing on or after that time and date, and shall remain in force until 12:01 a.m., Local Standard Time at the location of the risk, February 1, 1999.

B. Unless the Company elects to reassume the ceded unearned premium in force on the effective date of expiration, and so notifies the Reinsurer prior to or as promptly as possible after the effective date of expiration, reinsurance hereunder on business in force on the effective date of expiration shall remain in full force and effect until expiration, cancellation or next premium anniversary of such business, whichever first occurs, but in no event beyond 12 months plus odd time (not exceeding 18 months in all) following the effective date of expiration.

C. Notwithstanding the expiration of this Contract as provided herein, the provisions of this Contract shall continue to apply to all unfinished business hereunder to the end that all obligations and liabilities incurred by each party hereunder prior to such expiration shall be fully performed and discharged.


ARTICLE III - TERRITORY

This Contract shall apply to policies issued in the United States of America covering risks written in the States of Arizona and California.


ARTICLE IV - EXCLUSIONS

A. This Contract does not apply to and specifically excludes the following business or risks, regardless of the type of policy issued by the Company:

      1.    Aggregate Excess Workers' Compensation.

      2.    Risks of which the flying hazard is the major part.

      3. All reinsurance assumed other than reinsurance which covers business underwritten by the Company.

      4. Policies issued through ZC Insurance Company, and policies issued with a Zurich Re (or affiliate) Assumption of Liability Endorsement.

      5. Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool or association, including pools or associations in which membership by the Company is required under any statutes or regulations and including



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            voluntary or involuntary market assistance programs; however, this exclusion shall not apply to the Company's involuntary participation in assigned risk plans insofar as the line of business is one written by the Company.

      6. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

      7. War risks as excluded by War Risks Exclusion Clause appearing in subject original policies.

      8. Operations employing the process of nuclear fission or fusion or handling radioactive material, which operations include but are not limited to:

            a. The use of nuclear reactors such as atomic piles, particle accelerators or generators; or

            b.    The use, handling or transportation of radioactive materials;
                  or

            c. The use, handling or transportation of any weapon of war or explosive device employing nuclear fission or fusion.

            The preceding exclusions (a), (b) and (c) do not apply to:

                  i. The exclusive use of particle accelerators incidental to ordinary industrial or educational research pursuits; or

                  ii. The exclusive use, handling or transportation of radio isotopes for medical or industrial use; or

                  iii.  Radium or radium compounds.

      9.    Insurance covering the following:

            a.    Commercial airlines;

            b.    Employers Liability.


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B.    This Contract does not apply to and specifically excludes the following operations when carried on as the principal operation of the original insured:

      1.    Wrecking or demolition of buildings.

      2.    Underground mining operations.

      3.    Subway construction.

      4.    Subaqueous work.

      5. Construction of tunnels or construction of new bridges and dams in excess of 100 feet in length.

      6. Offshore and onshore gas and oil drilling operations, except for operations conducted in Kern County, California.

      7. Manufacture, production, refining or processing of natural or artificial fuel gases, butane, propane or liquefied petroleum gases or gasoline.

      8. Manufacture (or the loading into containers) of any explosive substance intended for use as an explosive and any product in which any explosive substance is an ingredient, and the handling, transportation or storage thereof.

            (Note: An "explosive" is defined as any substance manufactured for the express purpose of exploding as differentiated from other commodities used industrially and which are only incidentally explosive, such as gasoline, fuel gases and dyestuffs.)

      9. Storage, mining, handling, manufacturing, transport, distribution, sale, installation or removal of asbestos products.

C. The above exclusions shall not apply as respects any liability of the Company resulting from the assignment of individual policies from an Assigned Risk Plan or similar facility. In no event, however, shall the above Assigned Risk provision apply to the exclusions in paragraph A of this Article.

D. In the event of the Company being bound without its knowledge on a risk excluded from the protection of this Contract either by an existing insured extending its operations or by an inadvertent acceptance or otherwise, it is agreed that the Company shall be reinsured to the same extent as if there were no exclusion, but only until discovery by a member of the Company's Home Office Underwriting Department and for 30 days thereafter. In no event, however, shall the above binder provision apply to the exclusions in paragraph A of this Article.



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E.    Notwithstanding the foregoing, any reinsurance falling within the scope of one or more of the exclusions set forth above that is specially accepted by the Reinsurer from the Company shall be covered under this Contract and be subject to the terms hereof, except as such terms shall be modified by the special acceptance.


ARTICLE V - RETENTION AND LIMIT

A. As respects business subject to this Contract, the Company shall cede to the Reinsurer and the Reinsurer agrees to accept 100% of the Company's net liability.

B. The Company shall purchase or be deemed to have purchased inuring reinsurance to limit its loss subject hereto from any one occurrence (inclusive of loss in excess of policy limits, extra contractual obligations and loss adjustment expense) to $500,000.


ARTICLE VI - LOSS IN EXCESS OF POLICY LIMITS/ECO

A. In the event the Company pays or is held liable to pay an amount of loss in excess of its policy limit, but otherwise within the terms of its policy (hereinafter called "loss in excess of policy limits") or any punitive, exemplary, compensatory or consequential damages, other than loss in excess of policy limits (hereinafter called "extra contractual obligations") because of alleged or actual bad faith or negligence on its part in rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its policyholder, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action, or in otherwise handling a claim under a policy subject to this Contract, the loss in excess of policy limits and/or the extra contractual obligations shall be added to the Company's loss, if any, under the policy involved, and the sum thereof shall be subject to the provisions of Article V. However, the extra contractual obligations coverage afforded hereunder shall not apply unless the Company counsels with the Reinsurer and secures the Reinsurer's written concurrence with respect to the actions to be taken to defend or control the action against the Company prior to or at the time of the trial which results in the loss in excess of policy limits or, if there is no claim for loss in excess of policy limits, promptly following the Company's first knowledge of an action against it alleging negligence or bad faith.

B. An extra contractual obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.

C. Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.



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D.    Recoveries from any form of insurance or reinsurance which protects the
      Company against claims the subject matter of this Article shall inure to the benefit of this Contract.


ARTICLE VII - DEFINITIONS

A. The term "net liability" as used herein means the remaining portion of the Company's gross liability on each risk reinsured under this Contract after deducting recoveries from all reinsurance, other than the reinsurance provided hereunder.

B. The term "large account business" as used herein means policies of the Company generating an estimated annualized premium volume at the inception of the original policy of $100,000 or greater as calculated by the Company.

C. The term "policies" as used herein means the Company's binders, policies and contract providing insurance and reinsurance on the business covered under this Contract. A policy written on an installment premium, reporting form or continuous basis shall be considered renewed as of the end of each annual period commencing with the inception date of the policy.

D. The term "loss adjustment expense" means all costs and expenses assignable to a specific claim that are incurred by the Company in the investigation, appraisal, adjustment, settlement, litigation, defense or appeal of a specific claim, including court costs and costs of supersedeas and appeal bonds, regardless of how such expenses are classified for statutory reporting purposes. Loss adjustment expense shall include 1) prejudgment interest, unless included as part of the award or judgment; 2) postjudgment interest; 3) legal expenses and costs incurred in connection with coverage questions and legal actions connected thereto; and 4) a pro rata share of salaries and expenses of Company field employees, and expenses of other Company employees who have been temporarily diverted from their normal and customary duties and assigned to the field adjustment of losses covered by this Contract. Loss adjustment expense does not include salaries and expenses of employees, other than (4) above, and office and other overhead expenses.


ARTICLE VIII - LOSSES AND LOSS ADJUSTMENT EXPENSE

A. Losses shall be reported by the Company in summary form as mutually agreed. The Reinsurer shall have the right to participate, at its own expense, in the defense or control of any claim or suit or proceeding involving this reinsurance.

B. All loss settlements made by the Company, whether under strict policy conditions or by way of compromise, shall be unconditionally binding upon the Reinsurer, and the Reinsurer agrees to pay or allow, as the case may be, its proportion of each such settlement in accordance with Article XIII.



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C.    In the event of payment of a claim under a policy subject hereto, the
      Reinsurer shall be liable for its proportionate share of loss adjustment expense incurred by or on behalf of the Company in connection therewith and shall be credited with its proportionate share of any recoveries of such expense.


ARTICLE IX - SALVAGE AND SUBROGATION

The Reinsurer shall be credited with its proportionate share of salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.


ARTICLE X - ORIGINAL CONDITIONS

A. All reinsurance under this Contract shall be subject to the same rates, terms, conditions, waivers and interpretations and to the same modifications and alterations as the respective policies of the Company. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract. The Reinsurer shall be credited with its exact proportion of the gross premiums received by the Company, including disbursement of any dividends and return premiums, if any.

B. Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any persons not parties to this Contract.


ARTICLE XI - CEDING COMMISSION

A. The Reinsurer shall allow the Company a 35.0% commission on all original gross premiums ceded to the Reinsurer hereunder. The Company shall allow the Reinsurer return commission on return premiums at the same rate.

B. It is expressly agreed that the ceding commission allowed the Company includes provision for all commissions, taxes, assessments, and all other expenses of whatever nature, except loss adjustment expense.


ARTICLE XII - CONTINGENT COMMISSION

A. The Reinsurer shall pay the Company a contingent commission equal to 25.0% of the net profit, if any, accruing to the Reinsurer under this Contract. The Reinsurer's net profit under



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      this Contract shall be calculated in accordance with the following formula, it being understood that a positive balance equals net profit and a negative balance equals net loss:

      1.    Premiums earned for the term of this Contract; less

      2.    Ceding commission allowed on (1) above; less

      3. Expenses incurred by the Reinsurer at 17.5% of premiums earned for the term of this Contract period; less

      4.    Losses incurred for the term of this Contract.

B. The Company shall calculate and report the Reinsurer's net profit within 60 days after the expiration of this Contract, and within 60 days after the end of each 12-month period thereafter until all losses subject hereto have been finally settled. Each such calculation for the term of this Contract shall be based on cumulative transactions hereunder from effective date of this Contract through the date of calculation. As respects the initial calculation referred to above, any contingent commission shown to be due the Company shall be paid by the Reinsurer as promptly as possible after receipt and verification of the Company's report. As respects each recalculation, any additional contingent commission shown to be due the Company shall be paid by the Reinsurer as promptly as possible after receipt and verification of the Company's report. Any return contingent commission shown to be due the Reinsurer shall be paid by the Company with its report.

C. "Premiums earned" as used herein shall mean ceded unearned premiums at the effective date of this Contract, plus ceded net written premiums during the term of this Contract, less ceded unearned premiums at the expiration of this Contract.

D. "Losses incurred" as used herein shall mean ceded losses and loss adjustment expense paid as of the effective date of calculation, plus the ceded reserves for losses and loss adjustment expense outstanding as of the same date, all as respects losses arising out of occurrences commencing during the term of this Contract.


ARTICLE XIII - REPORTS AND REMITTANCES

A. As promptly as possible after the effective date of this Contract, the Company shall remit the Reinsurer's share of the unearned premium (less commission thereon) applicable to subject business in force at the effective date of this Contract.

B. Within 60 days after the end of each month, the Company shall report to the Reinsurer:

      1. Ceded gross premiums for the month, including disbursement of dividends and return premiums, if any;



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      2.    Ceding commission thereon;

      3.    Cost of inuring reinsurance;

      4.    Ceded losses and loss adjustment expense paid during the month;

      5. Ceded unearned premium and ceded outstanding loss reserves as of the end of the month.

      The positive balance of (1) less (2) less (3) less (4) shall be remitted by the Company with its report. Any balance shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's report. It is understood that premium hereunder is payable as received by the Company on monthly billed policies.

C. Annually, the Company shall furnish the Reinsurer with such information as the Reinsurer may require to complete its Annual Convention Statement.


ARTICLE XIV - LOSS REPORTING (SUNSET CLAUSE)

Within ten years after the expiration of this Contract (or after the expiration of the final original policy, if the Company has purchased runoff coverage), the Company shall advise the Reinsurer of any outstanding claims and/or occurrences (hereinafter referred to as "Claim") hereunder which have not been finally settled and which may cause a recovery under this Contract, and no liability shall attach hereunder for any claim not reported to the Reinsurer within this ten-year period.

ARTICLE XV - OFFSET (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.


ARTICLE XVI - ACCESS TO RECORDS  (BRMA 1C)

The Company shall place at the disposal of the Reinsurer at all reasonable times, and the Reinsurer shall have the right to inspect through its designated representatives, during the term of this Contract and thereafter, all books, records and papers of the Company in connection with any reinsurance hereunder, or the subject matter hereof.



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ARTICLE XVII - ERRORS AND OMISSIONS

Except for the "sunset" provisions of Article XIV, inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.


ARTICLE XVIII - TAXES (BRMA 50B)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.


ARTICLE XIX - FEDERAL EXCISE TAX (BRMA 17A)

(Applicable to those reinsurers, excepting Underwriters at Lloyd's London and other reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America.)

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.


ARTICLE XX - CURRENCY (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.


ARTICLE XXI - UNAUTHORIZED REINSURANCE

A. As regards policies or bonds issued by the Company coming within the scope of this Contract, the Company agrees that when it shall file with the insurance regulatory authority or set up on its books reserves for unearned premium and losses covered hereunder which it



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      shall be required by law to set up, it will forward to the Reinsurer a statement showing the proportion of such reserves which is applicable to the Reinsurer. The Reinsurer hereby agrees to fund such reserves in respect of unearned premium, known outstanding losses that have been reported to the Reinsurer and loss adjustment expense relating thereto, losses and loss adjustment expense paid by the Company but not recovered from the Reinsurer, plus reserves for losses incurred but not reported, as shown in the statement prepared by the Company (hereinafter referred to as "Reinsurer's Obligations") by funds withheld, cash advances, funds on deposit or a Letter of Credit as required by the applicable insurance regulatory authorities to comply with state licensing requirements, including California Special Schedule P. The Reinsurer shall have the option of determining the method of funding provided it is acceptable to the insurance regulatory authorities having jurisdiction over the Company's reserves.

B. When funding by a Letter of Credit, the Reinsurer agrees to apply for and secure timely delivery to the Company of a clean, irrevocable and unconditional Letter of Credit issued by a bank and containing provisions acceptable to the insurance regulatory authorities having jurisdiction over the Company's reserves in an amount equal to the Reinsurer's proportion of said reserves. Such Letter of Credit shall be issued for a period of not less than one year, and shall be automatically extended for one year from its date of expiration or any future expiration date unless 30 days (60 days where required by insurance regulatory authorities) prior to any expiration date the issuing bank shall notify the Company by certified or registered mail that the issuing bank elects not to consider the Letter of Credit extended for any additional period.

C. The Reinsurer and Company agree that the Letters of Credit provided by the Reinsurer pursuant to the provisions of this Contract may be drawn upon at any time, notwithstanding any other provision of this Contract, and be utilized by the Company or any successor, by operation of law, of the Company including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Company for the following purposes, unless otherwise provided for in a separate Trust Contract:

      1. To reimburse the Company for the Reinsurer's Obligations, the payment of which is due under the terms of this Contract and which has not been otherwise paid;

      2. To make refund of any sum which is in excess of the actual amount required to pay the Reinsurer's Obligations under this Contract;

      3. To fund an account with the Company for the Reinsurer's Obligations. Such cash deposit shall be held in an interest bearing account separate from the Company's other assets, and interest thereon not in excess of the prime rate shall accrue to the benefit of the Reinsurer;

      4. To pay the Reinsurer's share of any other amounts the Company claims are due under this Contract.



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      In the event the amount drawn by the Company on any Letter of Credit is in excess of the actual amount required for (1) or (3), or in the case of
      (4), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn. All of the foregoing shall be applied without diminution because of insolvency on the part of the Company or the Reinsurer.

D. The issuing bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company.

E. At annual intervals, or more frequently as agreed but never more frequently than quarterly, the Company shall prepare a specific statement of the Reinsurer's Obligations, for the sole purpose of amending the Letter of Credit, in the following manner:

      1. If the statement shows that the Reinsurer's Obligations exceed the balance of credit as of the statement date, the Reinsurer shall, within 30 days after receipt of notice of such excess, secure delivery to the Company of an amendment to the Letter of Credit increasing the amount of credit by the amount of such difference.

      2. If, however, the statement shows that the Reinsurer's Obligations are less than the balance of credit as of the statement date, the Company shall, within 30 days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the Letter of Credit reducing the amount of credit available by the amount of such excess credit.


ARTICLE XXII - INSOLVENCY

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense



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      of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by
      Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.


ARTICLE XXIII - ARBITRATION (BRMA 6J)

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing



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      herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.


ARTICLE XXIV - CONTROLLING LAW

This Contract shall be interpreted in all respects in accordance with the laws of the State of California.


ARTICLE XXV - SERVICE OF SUIT (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.



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ARTICLE XXVI - SAVINGS CLAUSE

If any law or regulation of the federal, state or local government of any jurisdiction in which the Company is doing business shall render illegal any of the arrangements made in this Contract, that portion of this Contract is hereby terminated insofar as it applies to such jurisdiction.


ARTICLE XXVII - INTERMEDIARY (BRMA 23A)

E. W. Blanch Co. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Reinsurance Services, 3500 West 80th Street, Minneapolis, Minnesota 55431. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


IN WITNESS WHEREOF, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Calabasas, California, this 28th day of May 1998.

                               /s/ MATTHEW NATALIZIO
                             ---------------------------------------------------
                             Superior National Insurance Group



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